UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        6
and
THE INVESTMENT COMPANY ACT OF 1940                                             7


The O/Higgins Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
1375 Anthony Wayne Dr.  Wayne, PA  19087
(Address of Principal Executive Offices)

610-688-6839
(Registrants Telephone Number)

Bernard B. Klawans  1375 Anthony Wayne Dr  Wayne PA. 19087
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering ON 03/29/02
            pursuant to rule 485 pparagraph (b) POS



Calculation of Registration Fee Under the Securities Act of 1933

 Title of Securities    Amount Being   Proposed Max   Proposed Max     Amount of
  being Registered       Registered      Offering      Aggregate       Registra-
                                          Price      Offering Price    tion  Fee

                    None being requested at this time.























                                                   THE O'HIGGINS FUND

                                                       Prospectus
                                                     March 29, 2002
















                                         Like all mutual funds, the Securities
                                         and Exchange Commission has  not  ap-
                                         proved or disapproved of these secur-
                                         ities offered  in the Prospectus  and
                                         has  not passed upon  the accuracy or
                                         adequacy of this Prospectus.  Any re-
                                         presentation to  the  contrary  is  a
                                         criminal offense.
































                             RISK/RETURN SUMMARY

                       Fund Investment Objectives/Goals
The Fund seeks to provide appreciation through application of a proprietary 28 year back tested asset allocation model.

                     Principal Investment Strategies
The strategy used in managing the Fund's portfolio generally follows that given in detail in Mr. Michael O'Higgins book "Beating The Dow - With Bonds". It is summarized in the next paragraph.

Portfolio Management: The Asset Class selection worksheet follows
       1. Standard & Poor's Industrial Index Earnings Yield     ____________%
       2. 10-year U.S. Government T-bond Yield to Maturity      ____________%
       3. Adjustment Factor                                           + 0.30%
       4. Estimated 10 Year AAA Corporate Bond Yield  (2 + 3)  _____________%
       5. Item 1 -Item 4  (the difference in yield)            _____________%
           Positive answers in Item 5 indicate purchase of 20 of the lowest dollar priced securities of the 100 highest yielding stocks in the S&P Industrial Index. Proceed to Item 6 if negative.
       6. Last Week Gold Price Per Troy Ounce                        $______
       7. Year-Ago Gold Price Per troy Ounce                         $______
       8. Item 6- Item 7 (1 year change in the price of gold)        $______
           Positive answers in Item 8 indicate purchase of US Treasury bills that mature within a year. Negative answers indicate the highest yielding US Government zero Coupond Bonds matur-ing in 20 years or more.

The Fund's strategy differs slighty from the book's methology. It must meet the diversification requirement of no more than 5% of any one security at the time of purchase when it is in securities to be eligible for exemption from paying corporate income taxes under Subchapter M of the Internal Revenue Service Code. That is why the Fund purchases 20 S&P Industrial Index Stocks instead of 5 Dow Jones Industrial Stocks. Another difference entails periodic use of the work-sheet used to determine the optimum asset class selection rather than waiting an entire year. The third difference is maintainence of a sufficient cash position to be able to meet redemption requirements in a timely fashion. These variances are believed to have no significant effects on the methology perfrmance. Use of this model results in almost 100% investments either in 20 of the lowest dollar priced securities of the 100 highest yielding stocks in the S&P Industrial Index or short-term US Treasury Notes or long-term US zero Coupon Bonds.

                       Principal Investment Risks
Narrative Risk Disclosure: Risks associated with the Fund's performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in the Fund's portfolio or the effect of in-terest rates on our debt security holdings. The Fund's approach of either being in stocks or short-term US Treasury Notes or long-term US zero Coupon Bonds could impact total returns or principal by being in the wrong type of security at the wrong time. Also, the methodology to be used that has worked well in theory in past markets is untried in future markets. It, therefore, must be realized that there is no assurance the method will be successful. Loss of mon-ey is a risk of investing in this Fund (See Footnote).


 Footnote: Bonds prices increase as interest rates decline & decrease as rates increase. The effect on short-term Treasury note is about directly propor-tional to the change. However, the price movement is exaggerated in the case of long-term zero Coupon Bonds because no interest is paid until maturity.

Risk/Return Bar Chart & Table: The bar chart and table below provide risk indi-cations of investing in the Fund. The bar chart shows the Fund's performance in each year since inception. During this period, the highest return for a calendar quarter was 20.57% (quarter ended March 2000) and the lowest return was -10.23% (quarted ended March 1999). Please keep in mind that the Fund's pre-sented performamce may not necessarily indiate how it performs in the future.

  Bar Chart:     Performance of The O'Higgins Fund Since Inception, 01/30/98

                                                                (annualized)
                        2001              2000         1999        1998
                       -1.85%            29.99%      -20.45%      15.90%


The table shows the Fund's average annual returns for one year and since in-ception, January 30, 1988 and the effect of Federal income taxes on these re-turns. Tax figures for the Fund were calculated using the highest individual Federal income tax bracket for every situation. Actual after tax returns may be different then those shown since they depend on the investor's tax information. State and local taxes were not considered. Please note that this tax informa-tion does not apply to tax deferred accounts such as IRA's because such accounts are subject to taxation only upon distribytion.

  Table:     Average Annual Total Returns:
                                                                  Period Ended
                                                               December 31, 2001
                                                                         Since
                                                                1 year Inception

    The O'Higgins Fund - Return Before Taxes                    -1.82%    6.22%
      Return After Taxes on Distributions                       -3.43     4.59
      Return After Taxes on Distributions & Sale of Fund Shares -1.75     3.63

    S&P 500 Index                                               -13.04    6.23


Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securi-ties. As a result, the Fund may be more susceptible to a single negative eco-nomic, political or regulatory occurrence. The Fund seeks only enough diversi-fication in its security selections to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code.


                             FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment):
    Maximum Sales Charge (Load) Imposed on Purchases:              None
    Maximun Deferred Sales Charge (Load):                          None
    Maximun Sales Charge (Load) on Reinvested Dividends:           None
    Redemption Fee:                                                None
    Exchange Fee:                                                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
    Management Fees:                                               1.00%
    Distribution [and/or Service] (12b-1) Fees:                    None
    Other Expenses:                                                0.43%
      Total Annual Fund Operating Expenses:                        1.43%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then re-deem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds operating ex-penses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

             1 year        3 years       5 years      10 years
             $  147        $   456       $   787      $  1,724


                      OBJECTIVES, STRATEGIES, AND RISKS

                             Investment Objectives
The Fund seeks to provide appreciation through application of a proprietary 28 year back tested asset allocation model. Use of this model results in almost 100% investments either in 20 of the lowest dollar priced securities of the 100 highest yielding stocks in the S&P Industrial Index or short-term US Treasury Notes or long-term US zero Coupon Bonds. It must be realized, as is true of al-most all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.

                       Principal Investment Strategies
Security Selection Criteria: As stated in the section Principal Investment Stra-tegies of the Fund on page 2, Asset Allocations and Security Selections recom-mended by our Investment Adviser follows the methodology described in detail in the book "Beating The Dow - With Bonds".

Portfolio Turnover Policy: Portfolio turnover depends upon directions indicated by the publicly available indicators we use. Research indicated that asset changes more often than yearly do not tend to improve performance. Accordingly, the turnover rate should not exceed 100% wherein turnover is computed by divid-ing the lesser of the Fund's total purchases or sales of securities within the year by the average monthly portfolio value of the Fund during the year. If this occurs, brokerage expenses and the effect of capital gains taxes on share-holder dividends could be higher than those expected from a mutual fund with lower turnover which could have a negative affect on the Funds relative perfor-mance. Turnover of the Fund's portfolio of securities was 0% in 2001, 18% in 2000 and 0% in 1999. The Fund was 95.3% in 30 year US zero Coupon Bonds at the end of 2010.


                                  RISKS

As said under Narrative Risk Disclosure on page 2, the Fund's total return, like stock prices generally, will go up and down such that an investor may lose money over short and even long periods of time. The Fund's approach of either being in stocks or US Treasury Notes or US zero Coupon Bonds could impact total re-turns or principal by being in the wrong type of security at the wrong time. Also, the methodology to be used that has worked well in theory in past markets is untried in future markets. It, therefore, must be realized that there is no assurance the method will approximate past calculated favorable performance.


                             FUND PERFORMANCE

The market continuing advance to new historic levels has reduced the earning yields of stocks in turn to historic lows. This, in turn, may skew the results obtained with the Asset Allocation Model the Fund employs. Notwithstanding, market anomalies have always corrected themselves in the past and, although there is no assurance, it may be expected to continue to do so.


                                 MANAGEMENT

Investment Adviser: The Valley Forge Management Corp. (VFMC) is a Pennsylvania corporation that acts as an Investment Adviser to the Fund. Its address and phone numbers are the same as the Fund. Mr. Bernard Klawans is the owner, di-rector and officer of VFMC and is also president of the Fund.

On January 1, 1998 shareholders of the Fund approved a management and advisory contract with VFMC which was unanimously renewed by the Directors August 21, 2001. This Agreement will continue on a year to year basis provided that ap-proval is voted at least annually by specific approval of the Board of Direct-ors of the Fund or by vote of the holders of a majority of the outstanding vot-ing securities of the Fund. In either event, it must also be approved by a ma-jority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meet-ing called for the purpose of voting on such approval.

Contract Terms: VFMC will furnish investment advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The agreement may be terminated at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to VFMC. In the event of its assignment, the Agreement will terminate automatically. The Fund's officers and directors are empowered at any timee to reject or cancel VFMC's advice. For these services, the Fund will pay a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund, is pay-able monthly and is higher than fees paid by most other funds. Notwithstanding, VFMC would forgo sufficient fees to hold the total expenses of the Fund to less than 1.5% of the total assets. All fees and expnses of the Fund incurred in 2001 were 1.43% of its averaged assets for the year.

Expense Sharing: VFMC will pay the salaries of those of the Funds employees who may be officers or directors or employees of the Investmwent adviser. Fees, if any, of the custodian, registrar, transfer agent or record keepers shall also be paid by VFMC. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Adviser; legal and accounting fees; interest, taxes and brokerage commission, and the expense of operating its offices. VFMC has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges. It received $32,643 in management fees in 2001, $27,117 in management fees in 2000 and $27,848 in 1999.

Portfolio Manager: Mr. Klawans has been the portfolio manager of The O'Higgins Fund since the Fund's inception on January 30, 1998. Although he manages the day to day operations of the Fund, his only remuneration comes from r eceipt of the management fee earned by VFMC for portfolio investment advice.

Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.



                                CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stocks has one vote for each share held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares may not elect any person as a director.


                            SHAREHOLDER INFORMATION

Who May Invest: Investors who desire increases in net asset value and are will-ing to accept significant (both down and up) fluctations in share values in the pursuit of capital gains.

Who should not invest: Anyone who must live on unearned income and cannot re-place eroded capital.

                             Pricing of Fund Shares
When and How do We Price: The net asset value of the Fund's shares is determin-ed as of the close of each business day the New York Stock Exchange is open (presently 4:00 p.m.) Monday through Friday exclusive of Presidents Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations maturing in less than 61 days) is valued at fair market value as determined in good faith by the Board of Directors.


                             PURCHASES & REDEMPTIONS

                             Purchase of Fund Shares
The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above Section "Pricing of Fund Shares" The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applica-tions when, in the judgment of management, such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by applications submitted to the Fund. The minimun purchase of shares is $1,000 that is due and payable 3 business days after the purchase date. Less may be accepted under especial circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.

                           Redemption of Fund Shares
Endorsement Requirements: The Fund will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Ex-change will be required unless the shareholder is known to management.

Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for Federal income tax purposes.

Redemption Payment: Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.


                              DIVIDENDS & DISTRIBUTIONS

Re-Investments: The Fund will automatically use the taxable dividend and capi-tal gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.


                                  TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, has been and intends to continue to be relieved of Federal income tax on the amounts distributed to shareholders. In order to qualify as a "Regulated Investment Company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities trans-actions, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Tax Distributions: Distribution of any net long term capital gains realized by the Fund in 2001 will be taxable to the shareholder as long term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to Federal income taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regula-tions. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identi-fication Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

                           DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load fund in that there are NO purchase or sales fees and no 12b-1 fees and no account maintenance fees whatsoever.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since inception on January 30, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an in-vestment in the Fumd (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, Certified Public Ac-countants whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, that is available upon request.


                                                                         Period
                                                                         Jan 30
                                                                           to
                                              Years Ended December 31    Dec 31
                                               2001     2000     1999     1998
Per Share Sata:
Net asset value, beginning of year           $10.44   $ 8.36   $11.05   $ 9.81
Income from Investment Operations
  Net Investment Income                        0.40     0.43     0.43     0.32
  Net Realized & Unrealized Gains on Invest.  (0.59)    2.08    (2.69)    1.24
                                             -------- -------- -------- --------
    Total Income from Investment Operations    0.19)    2.51    (2.26)    1.56

Less Distribution                             (0.43)    0.43     0.43     0.32
                                             -------- -------- -------- --------

Net Asset Value End of Year                  $ 9.82   $10.44   $ 8.36   $11.05
                                             ======== ======== ======== ========

Total Return                                  (1.85)%  29.99%  (20.49)%  17.34%*
                                             -------- -------- -------- --------

Net Assets End of Year in (000)'s             $3,269   $3,249   $2,823   $1,700
                                             ======== ======== ======== ========

Ratios to Average Net Assets
  Expenses                                     1.43%    1.54%    1.40%    0.00%
  Net investment income                        4.14%    4.40%    4.60%    5.80%*

Portfolio turnover                             0.00%    18.2%    0.00%   10.00%



  * annualized since the date of inception January 30, 1998

                         WHERE TO GO FOR MORE INFORMATION

You will find more information about THE O'HIGGINS FUND in the following docu-ments:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation cntains additional and mor e detailed information about the Fund, and is considered to be a part of this Prospectus.

Annual and Semi-annual Reports - Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the per-iod presented. In addition, market conditions and Fund strategies that signifi-cantly affected the Fund's performance are discussed.




      THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THESE DOCUMENTS


1. Call or write for one, and a copy will be sent without charge.
                            THE O'HIGGINS FUND
                            1375 Anthony Wayne Dr.
                            Wayne, PA. 19087
                            1-800-548-1942

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Com-mission at 1-800-SEC-0330 for room hours and operation. You may also obtain Fund information by sending a written request and duplicating fee to the Pub-lic Reference Section of the SEC, Washington, D.C. 20549-6609.

           Please contact the Fund at the above address if you wish to request other information and/or make shareholder inquires.




                        WHY YOU SHOULD READ THIS PROSPECTUS

Every attempt has been made to present the objectives, risks and strategy of the Fund in plain and, hopefully, easily understandable language. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.













                   THE O'HIGGINS FUND - SEC file number 811-08465






                              THE O'HIGGINS FUND
                           1375 Anthony Wayne Drive
                              Wayne, PA.   19087

                               Telephone Numbers
                      610-688-6839           800-548-1942

                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                March 29, 2002


This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated March 29, 2002. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.


                               TABLE OF CONTENTS

   FUND HISTORY .......................................................... 1
   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
     Classification ...................................................... 1
     Investment Strategies and Risks.... ................................. 1
     Fund Policies ....................................................... 1
     Temporary Defensive Position and Portfolio Turnover ................. 2
   MANAGEMENT OF THE FUND
     Board of Directors .................................................. 2
     Management Information .............................................. 2
     Compensation and Sales Loads ........................................ 2
   CONTRON PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     Control Persons ..................................................... 3
     Principal Holders ................................................... 3
     Management Ownership ................................................ 3
   INVESTMENT ADVISORY AND OTHER SERVICES
     Investment Adviser .................................................. 3
     Principal Underwriter................................................ 3
     Third Party Payments and Service Agreements ......................... 3
     Other Investment Advice ............................................. 3
     Dealer Reallowances and Other Services .............................. 4
   BROKERAGE ALLOWANCES AND OTHER PRACTICES
     Brokerage Transactions .............................................. 4
     Commissions ......................................................... 4
     Brokerage Selection ................................................. 4
   CAPITAL STOCK AND OTHER SECURITIES  ................................... 4
   PURCHASE, REDEMPTION, AND PRICING OF SHARES
     Purchase of Shares .................................................. 4
     Fund Reorganizations ................................................ 4
     Offering Price and Redemption in Kind ............................... 4
   TAXATION OF THE FUND .................................................. 5
   UNDERWRITERS OF THE FUND .............................................. 5
   CALCULATION OF PERFORMANCE DATA ....................................... 5
   FINANCIAL STATEMENTS
     Auditors Report ..................................................... 6
     Schedule of Investments - December 31, 2001 ......................... 7
     Statement of Assets & Liabilities - December 31, 2001 ............... 7
     Statement of Operations, Year Ended December 31, 2001 ............... 8
     Statement of Changes in Net Assets Years Ended Dec. 31 2001 & 2000 .. 8
     Notes to Financial Statements ....................................... 9








                                 FUND HISTORY

THE O'HIGGINS FUND (also referred to as the "Fund") was incorporated in Penn-sylvania on January 1, 1998. The Fund's registered office is in Wayne PA. Mail May be addressed to 1375 Anthony Wayne Dr., Wayne PA. 19087.


                   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                  Classification
The Fund is an open-end, totally no-load, non-diversified management investment company.

                             Investment Strategies and Risks
All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

                                   Fund Policies
Investment Restrictions: Investment restrictions were selected to aid in main-taining the conservative nature of the Fund. These may not be changed except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
b) of more than 50% of the outstanding voting securities, whichever is less:
a) Sell senior securities
b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the val-ue of its total assets.
c) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
d) Invest over 25% of its assets at the time of purchase in any one industry.
e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
f) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be con-sidered the making of a loan.
g) Sell securities short.
h) Invest in securities of other investment companies except as part of a mer-ger, consolidation, or purchase of assets approved by the Fund's sharehold-ers or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
i) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securi-ties of another issuer.
j) Invest in companies for the purpose of acquiring control.
k) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
l) Pledge, mortgage or hypothecate any of its assets.
m) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
n) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years con-tinuous operation, including the operations of any predecessor.

                Temporary Defensive Position & Portfolio Turnover
The Fund follows the portfolio management methodology with no exceptions other than the ones considered to be minor that were discussed in the section Princi-ple Investment Strategies of the Fund on page 2 of the Prospectus.


                           MANAGEMENT OF THE FUND

                            Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund & selects an Invest-ment Adviser to provide investment advice (See Investment Adviser, pg 4 of the Prospectus). It plans to meet six times a year to review Fund progress & status.

                              ManagementInformation
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

  Name and Address          Position            Principal Occupation Past 5 Yrs

Bernard B. Klawans       President                 President
1375 Anthony Wayne Dr.   Interested Director       The O'Higgins Fund
Wayne, PA.               Age 81                    Wayne, PA.

Sandra K. Texter         Treasurer                 Computer Programmer
551 Red Coat Lane        Wife of William Texter    Lockleed Martin
Phoenixville, PA.        Age 51                    King of Prussia, PA.

William A. Texter        Secretary                 Retired Engineering Manager
551 Red Coat Lane        Interested Director
Phoenixville, PA.        Age 55

Victor J. Belanger       Non-Interested Director   VP & Chief Financial Officer
P.O. Box #96,            Age 60                    Linearizer Technologies Inc.
Princeton Jct., NJ.                                Robbinsville, NJ.

Dr. Gerd H. Dahl         Non-Interested Director   Retired Chemist
679 Jefferson Rd.        Age 71                    Bryn Mawr, Pa.
Bryn Mawr, PA.

Dr. James P. King        Non-Interested Director   President
904 Breezwood Lane       Age 70                    Desilube Technology In c.
Lansdale, PA.                                      Lansdale, PA.

Donald A. Peterson       Non-Interested Director   Retired Engineering Manager
3741 Worthington Rd.     Age 60
Collegeville, PA.

                       Compensation and Sales Load
A total of $1,980 has been paid in 2001 to officers and directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they may benefit though payment of the Advisory fee. There are no sales loads whatsoever.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                               Control Persons
There are no companies or persons that control the Fund. The Fund is controlled by its Board of Directors and run by its officers chosen by the Board.

                                 Principal Holders
Major Shareholders: There are five accounts that hold more than 5% of the Fund shares as of 12/31/01.

   Shareholder                   Street Address         City and State        %
Bernard B. Klawans         1375 Anthony Wayne Dr       Wayne PA.            10.9
Regional Phys Ther PSP      132 Adrienne Lane          Wynnewood PA.         9.3
Thomas A. Kane              132 Adrienne Lane          Wynnewood PA.         9.2
Thomas F. Burke             717 Via Airosa             Santa Barbara CA.     7.9
William R. Radford         3570 Main Highway           Coconut Grove FL.     5.6

All are independent investors except Mr Klawans who is president of the Fund, ortfolio Manager and owner of the Investment Adviser.

                              Management Ownership
All officers and directors own 11.5% of the outstanding shares of the Fund.


                       INVESTMENT ADVISORY AND OTHER SERVICES

                              Investment Adviser
The Valley Forge Management Corporation acts as the Investment Adviser to the Fund. It is responsible for conducting a continuous review of the portfolio to provide recomendations as to when and to what extent securities should be pur-chased or sold. The Investment Adviser also performs all shareholder service functions and is responsible for the day to day operation of the Fund. In addition, it provided transfer agency, portfolio pricing, adminstration, ac-counting, financial reporting, tax accounting and conpliance services for the year ended December 31,2001.

                             Principal Underwriter
The Investment Adviser acts in the capacity of the Fund's Ubderwriter. tional Information.

                   Third-Party Payments and Service Agreements
A contract agreement has been signed between the Valley Forge Management Corp. and FTC Limited, a company wholly owned by Mr. O'Higgins for use of his method-ology to maintain the portfolio. The contract gives FTC Limited 50% of all man-agement fees paid by the Fund in the form of a royalty & may be terminated only by mutual agreement of both parties. Neither O'Higgins nor FTC Limited will be associated with the Fund or the Investment Adviser in any way except through promotional marketing efforts. He is in the process of patenting this method-ology described in detail in his book "Beating the Dow - with Bonds".

A contract agreement has also been signed between the Valley Forge Management Corp. & Sandra K. Texter as part of the Fund Startup effort. The contract gives Mrs. Texter 20% of all management fees paid by the Fund in the form of a royal-ty and may be terminated only by mutual agreement of both parties. Mrs. Texter may contribute any additional support pro bono at any time she wishes. Mrs. Ellen Klawans has a contract that has the same conditions as Mrs. Texter.

                           Other Investment Advice
There is no individual or organization that receives renumeration from the In-vestment Adviser or the Fund for providing investment advice except brokers that receive competetive commissions on the purchase & sale of the Fund's securities.

                        Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters or broker dealers, sales personnel or interest, carring or other finance charges. The Fund does send Prospectuses when it receives unsoli-cited requests and pays Delaware Charter and Gurantee Co. to allow the Valley Forge Management Corp to act in its name as trustee for Fund IRA shareholders.


                     BROKERAGE  ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
 The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

                                   Commissions
he Fund has no other fixed policy, formula, method, or criteria it uses in al-locating brokerage business to firms furnishing these materials and services. In its recently completed year, 2001 there were no purchase or sale of securi-ties. The Fund paid $50.00 in brokereage commissions in 2000 and zero in 1999 because all US zero Coupon Bonds were purchased flat. This means that the price quoted as the asked price was the price paid for the Bond. The Board of Di-rectors evaluates and reviews the reasonableness of brokerage commissions paid semiannually.

                                Brokerage Selection
The Fund will place all orders for purchase and sale of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. He may select brokers who, in addition to meeting primary requirements of exe-cution and price, may furnish statistical or other factual information and ser-vices, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of as-sistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser.


                      CAPITAL STOCK AND OTHER SECURITIES

Capital stock and other securities are discussed at length in our Prospectus un-der the section, Capital Stock on Page 5.


                 PURCHASE, REDEMPTION, AND PRICING OF SHARES

                              Purchase of Shares
Purchase of Fund shares is discussed at length in the section entitled Purchase of Fund Shares on page 6 of our Prospectus

                            Fund Reorganizations
There have been no Fund reorganization efforts to date of any kind.

                      Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices are always the same. Details about the offering price are given in the section entitled Pricing of Fund Shares on page 5 of our Prospec-tus. Redemption in kind is discussed in the section Redemption of Shares on page 6 of our Prospectus.

                              TAXATION OF THE FUND

Taxation of the Fund is discussed in the section Tax Consequences on page 7 of our Prospectus.


                            UNDERWRITERS OF THE FUND

The Investment Adviser is a registered transfer agent and handles all Fund share purchases and redemptions. There are no direct shareholder charges for these services, but the Fund is charged for supplies and postage. Stock certificates will not be issued because of the chance of loss and the accompaning costs of reissue indemnification. All shareholder holdings are maintained in book form.


                        CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable values on December 31, 2001 of a hypothetical $1,000 investment made one year ago would have been $982 and $1,244 since inception January 30, 1998.

                              Sanville & Company
                          Certified Public Accounts
                              1514 Old York Road
                              Abington PA, 19001
                                 215-884-8450



                          INDEPENDENT AUDITORS REPORT


To the Shareholders and
Board of Directors of
The O'Higgins Fund

We have audited the accompanying statement of assets and liabilities of The O'Higgins Fund, including the schedule of investments as of December 31, 2001, and the related statements of operations, changes in net assets and the fi-nancial highlights for the year then ended. These financial statements and fi-nancial highlights are the responsibility of the Fund's Management. Our re-sponsibility is to express an opinion on these financial statements based on our audit. The statementof changes in net assets for the year ended December 31, 2000 and the financial highlights for each of the two years then ended and the period from January 30, 1998 through December 31,1998 were audited by other au-ditors whose report dated January 16, 2001 expressed an unqualified opinion on this information.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and per-form the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements. Our procedures included confirmation of securities owned as of Decembeer 31, 2001, verified by examination and by cor-respondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The O'Higgins Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America.





Abington, Pennsylvania                                /s/ Sanville & Company
February 5, 2002                                   Certified Public Accountants










                                      - 6



                           THE O'HIGGINS FUND, INC.
                 SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001

                                                           Face
                                                          Amount       Value
                                                       ___________  ___________

U.S. GOVERNMENT OBLIGATIONS,    -  95.30%
 U.S. Treasury Bond Strips,  2/15/27                   $13,545,000  $ 3,115,350
                                                                    -----------
   TOTAL US GOVERNMENT OBLIGATIONS   (Cost $3,330,749)               $ 3,115,350



SHORT TERM INVESTMENT:          -   4.70%
 Vanguard Prime Money Market Fund                          153,908      153,908
                                                                    -----------
   TOTAL SHORT-TERM INVESTMENT       (Cost $  153,908)              $   153,908
                                                                    -----------


   TOTAL INVESTMENTS            - 100.00%                           $ 3,269,258
                                                                    ===========



                               THE O'HIGGINS FUND
              STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 2001


ASSETS:
  Investments in Securities at Fair Value (cost $3,484,657)         $ 3,269,258
  Cash                                                                    1,746
  Interest Receivable                                                       406
                                                                     ----------
    TOTAL ASSETS                                                      3,271,410
                                                                     ----------


LIABILITIES:
  Payable to Manager (Note 2)                                             2,520
                                                                     ----------
    NET ASSETS                                                      $ 3,268,890
                                                                    ===========


COMPOSITION OF NET ASSETS:
  Common Stock                                                      $       333
  Paid in Capital                                                     3,483,957
  Net Unrealized Depreciation of Investments                           (215,400)
                                                                    -----------
  Net Assets (Equivalent to $9.82 Per Share Based on
              332,705 Shares Outstanding)   (Note 4)                $ 3,268,890
                                                                    ===========


    The accompaning notes are an integral part of these financial statements

                                 THE O'HIGGINS FUND
                STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Interest                                                          $   183,707
                                                                    -----------
    TOTAL INCOME                                                        183,707
                                                                    -----------

EXPENSES:
  Investment Advisory Fee (Note 2)                                       32,043
  Professional Fees                                                       4,000
  Printing & Mailing Expenses                                             1,315
  Non-interested Directors Expenses                                       1,980
  Registration Fees                                                       1,810
  Computer Expenses                                                       2,000
  Insurance                                                                 738
  Commnunication Expenses                                                   701
  Taxes                                                                     250
  Miscellaneous Expenses                                                  1,864
                                                                    -----------
    TOTAL EXPENSES                                                       47,301
                                                                    -----------

NET INVESTMENT INCOME:                                                  136,406
                                                                    -----------

REALIZED & UNREALIZED GAIN FROM INESTMENTS:
  Net Realized gain on Investment Securities                                  0
  Net (decrease) in Unrealized Appreciation on Investment Securities   (203,079)
                                                                    -----------
    NET REALIZED & UNREALIZED GAIN (LOSS) FROM INVESTMENTS             (203,079)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:               $   (66,673)
                                                                    ===========



                       STATEMENT OF CHANGES IN NET ASSETS
                      YEARS ENDED DECEMBER 31, 2001 & 2000

                                                           2001          2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Investment income net                                 $  136,406    $  129,374
 Realized loss on investments                                           (79,522)
 Net change in unrealized appreciation (depreciation)    (203,079)      744,314
                                                       -----------   ----------
  NET INC (DEC) IN NET ASSETS RESULTING FROM OPERATIONS  ( 66,673)      794,166

 Distributions to shareholders from investment inc, net   (136,406)    (129,374)
 Net capital share transactions                            224,282      239,870
                                                       -----------  -----------
  NET INCREASE IN NET ASSETS                                21,203      424,922

NET ASSETS, BEGINNING OF YEAR                            3,247,687    2,822,765
                                                       -----------  -----------
NET ASSETS, END OF YEAR                                $ 3,268,890  $ 3,247,687
                                                       ===========  ===========

    The Accompaningf Notes are an Integral Part of These Financial Statements

                              THE O'HIGGINS FUND
             NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001


1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

Organization: The O'Higgins Fund ("the Fund") is a non-diversified open-end man-management investment company registered under the Investment Company Act of 1940 as aamended.

The following sumarizes significant accounting policies followed by the Fund,

Security Valuations: Securities are valued at the last reported sales price or, in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supe-rvision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions & Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis, Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amor-tized. Zero coupon bonds are amortized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on investments.

Dividends & Distributions to Shareholders: The Fund records all dividend and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in reclass-ifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on in-vestment transactions may include temporary book and tax differences which re-verse in subsequent periods. Ant taxable income or gain remaining at fiscal year end is distributed in the following year,

Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all ofits taxable income. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to invest-ment companies and accordingly, no provision for Federal income taxes is requir-ed in ther financial statements.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.


2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, The O'Higgins Fund ("the Manager") has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average daily net assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $32,643 was paid for the year ended De-cember 31, 2001.

The Manager has entered into a contract with FTC Limited, a company wholly owned by Michael B. O'Higgins, for use of his methodology to establish and maintain the Fund's investment portfolio. The contract gives FTC Limited 50% of all man-agement fees paid by the Fund in the form of a royalty and may be terminated only by mutual agreement by both parties.

Mr. Bernard B. Klawans is the sole owner, director and officer of the Manager and is President of the Fund. Mr. Klawans also received $2,000 from the Fund for a computer lease in the year ended December 31,2001.

VFMC has also entered into a contract with Mrs. Sandra K. Texter and Mrs. Ellen Klawans for support they supplied pro bono during the registration of The O'Hig-gins Fund and until the Fund passed $2,500,000 in assets. The contract gives each woman 20% of all management fees paid by the Fund in the form of a royalty and may be terminated only by mutual agreement by each party involved.


3. INVESTMENT TRANSACTIONS

There were no purchase or sale transactions of investment securities in the Fund for the year ended December 31,2001. At December 31, 2001 net unrealized depre-ciation for Federal income tax purposes aggerates $215,399 of which $45,391 re-lated to unrealized appreciation of securiies and $260,790 related to unrealized depreciation of securities. The cost of investments, excluding short-term se-curities at December 31, 2001 for Federal income tax purposes was $3,330,749.


4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2001, there were 10,000,000 shares of $.001 par value capital stock authorized. The total par value and paid-in capital totaled $3,484,290. Transactions in capital stock were as followes for the years ended:

                                        December 31, 2001    December 31, 2000
                                         Shares    Amount     Shares    Amount
                                        ------------------   ------------------
Shares sold                              43,682  $ 453,686    46,986  $ 454,192
Shares issued in dividend reinvestment   13,504    130,589    12,031    126,322
Shares redeemed                         (35,502)  (359,993)  (85,555)  (820,384)
                                        ------------------   ------------------
Net increase (decrease)                 (21,684) $(224,282)  (26,538) $(239,870)
                                        ==================   ========= ========


5.DISTRIBUTION TO SHAREHOLDERS

On December 31, 2001 a distribution of $0.43 per share was paid to shareholders of record on this same date from net investment income.

                                   FORM N-1A
                          PART C - OTHER INFORMATION



                 Contents                                           Page #

      1.  Financial Statements & Exhibits ............................. 1

      2.  Control Persons ............................................. 1

      3.  Number of Shareholders ...................................... 1

      4.  Indemnification ............................................. 1

      5.  Activities of Investment Advisor ............................ 1

      6.  Principal Underwriters ...................................... 1

      7.  Location of Accounts & Records .............................. 1

      8.  Management Services ......................................... 1

      9.  Distribution Expenses ....................................... 1

     10. Undertakings ................................................. 1

     11. Auditor's Consent ............................................ 2

     12. Signatures ................................................... 3



     Exhibits

         Reimbursement Agreements - Officers/Directors ............... 10 ii


























                                     - i -



1. a. Financial Statements - Performance comparisons with the S & P 500, the ef-fect of Federal taxes on the net profit and financial information on a per share basis is presented in Part A for 2001. All other financial statements are presented in Part B including:
    SCHEDULE OF INVESTMENTS  - DECEMBER 31, 2001
    STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
    STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2001
    STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 2001 & 2000 NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
   b. Exhibits
       (3.i)    Articles of Incorporation
       (3.ii)   By-Laws
       (10.i)   Investment Advisory Contract
       (10.ii)  Reimbursement Agreements with Officers and/or Directors
       (99.1)   Opinion of Counsel Concerning Fund Securities
   All exhibits are incorporated by reference to pre-effective amendment no. 2 of the Securities Act of 1933 except exhibit (10.ii) which is attached. The "Consent of Independent Public Accountants" is presented on page two of this section Part C - Other Information.

2. Control Persons - Not applicable

3. Number of Shareholders - There were 140 shareholders in The O'Higgins Fund as as of December 31, 2001.

4. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers & controlling persons of the registrant, the registrant has been advised that, in the o-pinion of the Securities and Exchange Commission, such indemnification is a-gainst public policy as expressed in the Act and is, therefore, unenforce-able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, of-ficer or controlling person in connection with the securities being register-ed, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jur-isdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5. Investment Advisor Activity - The Valley Forge Management Corp. currently performs on its Investment Advisory Contracts with The O'Higgins Fund and the Valley Forge Fund, Inc. Mr Bernard Klawans, owner of the Investment Adviser, is also president of the Bookkeeper Corp., Wayne PA that owns apartments in Crum Lynne PA and the Raven Motel in Media PA. In addition, he is part owner of Valley Forge Software Corp. that leases junior and senior public schools student scheduling software.

6. Principal Underwriter - The Investment Adviser acts as the Fund underwriter.

7. Location of Accounts & Records - All fund records are held at corporate head-quarters - 1375 Anthony Wayne Drive, Wayne Pa. 19087 - with the exception of security certificates that are in a safe deposit box at the Commerce Bank, Valley Forge, PA.

8. Not applicable.

9. Distribution Expenses - The fund currently bears no distribution expenses.

10. Not applicable.

                                     - 1 -



                              Sanville & Company
                          Certified Public Accountants
                              1514 Old York Road
                              Abington PA. 19001
                                 215-884-8686



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated February 5, 2002, on the annual fi-nancial statements and financial highlights of The O'Higgins Fund which is in-cluded in Part A and B in Post-Effective Amendment No. 6 to the Registration Statement under the Securities Act of 1933 and Post Effective Amendment No.7 under the Investment Company Act of 1940 and included in the Prospectus and Statement of Additional Information,as specified, and to the reference made to us under the caption "Independent Auditors" in the Statement of Additional In-formation.





Abington Pennsylvania                                 \s\ Sanville & Company
March 12, 2002                                     Certified Public Accountants









































                                     - 2 -



     SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, The O'Higgins Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne and State of Pennsylvania, on this 29th day of March, 2002.


                                                   THE O'HIGGINS FUND


                                               /s/ Bernard B. Klawans,
                                                   President




Signatures                           Title                            Date


/s/ Bernard B. Klawans     President, CEO and Director              03/29/02

/s/ Sandra K. Texter       Chief Financial Officer                  03/29/02

/s/ William A. Texter      Secretary and Director                   03/29/02

/s/ Victor J. Belanger     Director                                 03/29/02

/s/ Dr.Gerd H. Dahl        Director                                 03/29/02

/s/ Dr. James P. King      Director                                 03/29/02

/s/ Donald A. Peterson     Director                                 03/29/02